UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2009

EASTERN VIRGINIA BANKSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	0-23565	54-1866052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hospital Road Tappahannock, Virginia	22560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8423

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 3, 2009, Eastern Virginia Bankshares, Inc. (“Eastern Virginia”), issued a joint press release with First Capital Bancorp, Inc. (“First Capital”), announcing the execution of a Merger Agreement, dated as of April 3, 2009, by and between Eastern Virginia and First Capital. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In addition, Eastern Virginia and First Capital will provide supplemental information regarding the proposed merger in connection with presentations to employees, analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated April 3, 2009.
99.2	Investor presentation dated April 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Date: April 3, 2009	By:	/s/ Ronald L. Blevins
Ronald L. Blevins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 3, 2009.
99.2	Investor presentation dated April 3, 2009.